UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION


                       Washington, D. C. 20549


                              FORM 8-K/A


                             CURRENT REPORT



  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): 30 July 2003


                       BLACKSTOCKS DEVELOPMENT CORP.
                       ----------------------------
                (Exact name of registrant as specified in its charter)


         Delaware                     000-49914                  03-0459617
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)                File Number)          Identification No.)



120 North Cedar St. | Suite 3709
Charlotte, NC 28202
                      ----------------------------------
           (Address of Principal Executive Offices including Zip Code)


                                800-549-3560
                             ------------------
                         (Issuer's Telephone Number)



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant hereby amends Item 4. Changes in Registrant's Certifying Accountant and exhibits of its report on Form 8-K to correct the language, dated
July 30, 2003 (filed with the  Securities  and Exchange  Commission on
September 11, 2003) as set forth in the pages attached hereto.





Item 1. Changes in Control of Registrant.

 None

Item 2. Acquisition or Disposition of Assets

None

Item 3. Bankruptcy or Receivership

None

Item 4. Changes in Registrant's Certifying Accountant

      Since inception of 20 June 2002, thru 31 December 2002 and the subsequent interim period preceding 1 Jan 2003, thru 11 June 2003 there were no disagreements between management and the former accounting firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure.

The firm did issue a Going Concern Consideration which indicated that without realization of additional capital, it would be unlikely for the Company to continue as a going concern.

Date of resignation of the firm 11 June 2003.


Item 5. Other Events

The Corporation's address is changed to:
120 North Cedar St. | Suite 3709
Charlotte, NC 28202


Item 6. Resignations of Registrant's Directors

None

Item 7. Financial Statements and Exhibits

None
Index to Exhibits

Exhibit          Description
- -------        -----------

10.18 CONSENT TO REVISED FORM 8K


               Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 BLACKSTOCKS DEVELOPMENT CORP.
                                                 -----------------------------
                                                 (Registrant)


Date:  11 September 2003                             /s/ Alton Perkins
                                                 -----------------------------
                                                 Alton Perkins, Chief Executive
                                                 Officer





Exhibit 10.18      CONSENT TO REVISED FORM 8K


Grassano Accounting, P.A.

Certified Public Accountants & Business Consultants

www .grassanoaccounting.com

900 NORTH FEDERAL HIGHWAY Suite 160
BOCA RATON, FLORIDA 33432-2754
TEL: (561) 395-0330 FAX: (561) 395-2081
E-MAIL: firm@grassanoaccounting.com
N. RICHARD GRASSANO, CPA (FL-NJ)


September 10, 2003

Board of Directors
Blackstocks Development Corp.
120 North Cedar St.,Suite 3709
Charlotte, NC 28202

Re:Resignation Letter

Dear Board of Directors:

We agree with information on the revised Form 8K. Our resignation letter was dated June 11, 2003.

Since your inception of June 20, 2002 through June 11, 2003, we never had any disagreements with your management on any matter of accounting principles and practices, financial statement disclosure, or auditing scope of procedure.

We did issue Going Concern qualifications on all of the financial statements.

Sincerely,
/s/
N. Richard Grassano
President